EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

FINANCIAL STATEMENTS

AS FILED WITH THE SEC ON AMENDMENT NO. 1 TO CURRENT REPORT

ON FORM 8-K/A ON NOVEMBER 12, 2004

On August 9, 2004, Roxio, Inc. (“Roxio”) entered into an Asset Purchase Agreement (the “Agreement”) with Sonic Solutions (“Sonic”), a publicly listed California corporation, pursuant to which the parties contemplate a sale by Roxio to Sonic of substantially all of the assets and liabilities constituting Roxio’s Consumer Software Division (“CSD”), including all of the capital stock of certain international subsidiaries historically included in CSD. Sonic has agreed to pay a total of $70 million in cash and issue 653,837 shares of Sonic’s common stock. The cash purchase price is subject to certain adjustments as described in the Agreement. The closing of this transaction is subject to the fulfillment of closing conditions, including approval by the stockholders of Roxio, the absence of a material adverse effect on Roxio as defined in the Agreement, regulatory approvals and the receipt of third-party consents to assignment. On October 25, 2004, Roxio was informed by the Federal Trade Commission that the waiting period prescribed by the Hart-Scott Rodino Antitrust Improvements Act of 1976 had expired. The disposition will be accounted for by Roxio as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information has been prepared based on the historical financial statements of Roxio after giving effect to the sale to Sonic of substantially all of the assets and liabilities related to CSD, and the assumptions and adjustments described in the accompanying notes to these unaudited pro forma consolidated condensed financial information. The unaudited pro forma condensed consolidated statements of operations give effect to the disposal of CSD by Roxio as if it had occurred on April 1, 2001 and the unaudited pro forma condensed consolidated balance sheet gives effect to the disposal of CSD by Roxio as if it had occurred on September 30, 2004. The unaudited pro forma condensed consolidated financial information was derived by adjusting the historical financial statements of Roxio for the removal of assets, liabilities, revenues and expenses associated with CSD and the pro forma adjustments described in the footnotes. Roxio will treat the sale of CSD as a discontinued operation of its consumer software division segment and record a gain upon completion of the transaction.

The unaudited pro forma condensed consolidated financial information, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the audited historical consolidated financial statements and notes thereto included in Roxio’s Amendment No. 2 to Annual Report on Form 10-K/A for the fiscal year ended March 31, 2004, as filed with the Securities and Exchange Commission on November 12, 2004, and the unaudited interim condensed consolidated financial statements and notes thereto included in Roxio’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on November 9, 2004.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the disposition occurred April 1, 2001 for statements of operation purposes and as of September 30, 2004 for balance sheet purposes, nor is it necessarily indicative of the future financial position or results of operations. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Amendment No. 1 to Current Report on Form 8-K/A.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2004

(In thousands)

		Pro Forma
	Historical Roxio	Consumer Software Division	Other Adjustments		Pro Forma Ongoing Business
ASSETS
Current assets:
Cash and cash equivalents	$20,580	$—	$70,000	(a)	$90,580
Restricted cash	735	(735)			—
Short-term investments	40,600	—	13,351	(a)	53,951
Accounts receivable, net	11,899	(11,016)	—		883
Prepaid expenses and other current assets	9,844	(2,571)	—		7,273
Deferred income taxes	989	(989)	—		—

Total current assets	84,647	(15,311)	83,351		152,687

Long-term investment	3,200	(3,200)	—		—
Property and equipment, net	7,885	(3,031)	—		4,854
Goodwill	89,548	(54,890)	—		34,658
Other intangibles assets, net	3,382	(1,022)	—		2,360
Other assets	1,036	(718)	—		318

Total assets	$189,698	$(78,172)	$83,351		$194,877

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,030	$(3,622)	$—		$3,408
Income taxes payable	2,848	—	5,000	(b)	7,848
Accrued liabilities	27,559	(20,636)	2,100	(c)	9,023
Deferred revenues	3,480	(954)	—		2,526
Current portion of long-term debt	15,271	(168)	—		15,103

Total current liabilities	56,188	(25,380)	7,100		37,908

Long-term liabilities:
Long-term debt	119	(33)	—		86
Other liabilities	2,237	(2,106)	—		131

Total liabilities	58,544	(27,519)	7,100		38,125

Stockholders’ equity:
Preferred stock, $0.001 par value; Authorized: 10,000 shares; Issued and outstanding: none at September 30, 2004	—	—	—		—
Common stock, $0.001 par value; Authorized: 100,000 shares; Issued and outstanding: 34,787 shares at September 30, 2004	35	—	—		35
Additional paid-in capital	201,555	(32)	—		201,523
Deferred stock-based compensation	(734)	32	—		(702)
Accumulated deficit	(74,869)	(45,104)	76,251	(d)	(43,722)
Accumulated other comprehensive income (loss)	5,167	(5,549)	—		(382)

Total stockholders’ equity	131,154	(50,653)	76,251		156,752

Total liabilities and stockholders’ equity	$189,698	$(78,172)	$83,351		$194,877

The accompanying notes are an integral part of these consolidated financial statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

For the Six Months Ended September 30, 2004

(In thousands, except per share data)

		Pro Forma
	Historical Roxio	Consumer Software Division	Other Adjustments	Pro Forma Ongoing Business
Net revenues:
Online music	$17,182	$—	$—	$17,182
Consumer software	40,163	(40,163)	—	—

Total net revenues	57,345	(40,163)	—	17,182

Cost of revenues :
Online music	13,893	—	—	13,893
Consumer software	9,111	(9,111)	—	—
Amortization of purchased technologies	1,399	(1,337)	—	62

Total cost of revenues	24,403	(10,448)	—	13,955

Gross profit	32,942	(29,715)	—	3,227

Operating expenses:
Research and development	13,504	(7,432)	—	6,072
Sales and marketing	24,829	(11,087)	—	13,742
General and administrative	12,393	(2,005)	—	10,388
Restructuring charges	(80)	80	—	—
Amortization of intangible assets	1,113	(125)	—	988
Stock-based compensation charges	681	(250)	—	431

Total operating expenses	52,440	(20,819)	—	31,621

Loss from operations	(19,498)	(8,896)	—	(28,394)
Gain on sale of GoBack product line	1,682	(1,682)	—	—
Other income (loss), net	203	(128)	—	75

Loss before provision for income taxes	(17,613)	(10,706)	—	(28,319)
Provision for income taxes	340	(340)	—	—

Net loss	$(17,953)	$(10,366)	$—	$(28,319)

Basic and diluted net loss per share	$(0.52)			$(0.83)

Weighted average shares used in computing basic and diluted net loss per share	34,230			34,230

The accompanying notes are an integral part of these consolidated financial statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2004

(In thousands except per share data)

		Pro Forma
	Historical Roxio	Consumer Software Division	Other Adjustments	Pro Forma Ongoing Business
Net revenues:
Online music	$11,964	$—	$—	$11,964
Consumer software	87,332	(87,332)	—	—

Total net revenues	99,296	(87,332)	—	11,964

Cost of revenues:
Online music	10,422	—	—	10,422
Consumer software	23,495	(23,495)	—	—
Amortization of purchased technologies	2,399	(2,291)	—	108

Total cost of revenues	36,316	(25,786)	—	10,530

Gross profit	62,980	(61,546)	—	1,434

Operating expenses:
Research and development	31,142	(19,202)	—	11,940
Sales and marketing	42,625	(26,978)	—	15,647
General and administrative	23,994	(2,425)	—	21,569
Restructuring charges	10,417	(9,298)	—	1,119
Amortization of intangible assets	2,803	(631)	—	2,172
Stock-based compensation charges	2,073	(1,208)	—	865
Write-off of acquired in-process R&D	—	—	—	—

Total operating expenses	113,054	(59,742)	—	53,312

Loss from operations	(50,074)	(1,804)	—	(51,878)
Gain on sale of GoBack product line	10,622	(10,622)	—	—
Other income (loss), net	(15)	649	—	634

Loss before provision for income taxes	(39,467)	(11,777)	—	(51,244)
Provision for income taxes	4,946	(4,946)	—	—

Net loss	$(44,413)	$(6,831)	$—	$(51,244)

Basic and diluted net loss per share	$(1.62)			$(1.86)

Weighted average shares used in computing basic and diluted net loss per share	27,496			27,496

The accompanying notes are an integral part of these consolidated financial statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2003

(In thousands, except per share data)

		Pro Forma
	Historical Roxio	Consumer Software Division	Other Adjustments	Pro Forma Ongoing Business
Consumer software revenues	$119,427	$(119,427)	$—	$—

Cost of revenues :
Consumer software	31,357	(31,357)	—	—
Amortization of purchased technologies	2,791	(2,791)	—	—

Total cost of revenues	34,148	(34,148)	—	—

Gross profit	85,279	(85,279)	—	—

Operating expenses:
Research and development	21,582	(21,582)	—	—
Sales and marketing	41,255	(41,255)	—	—
General and administrative	27,143	(9,222)	—	17,921
Restructuring charges	882	(882)	—	—
Amortization of intangible assets	3,610	(2,944)	—	666
Stock-based compensation charges	2,619	(1,884)	—	735

Total operating expenses	97,091	(77,769)	—	19,322

Loss from operations	(11,812)	(7,510)	—	(19,322)
Gain on sale of GoBack product line	—	—	—	—
Other income (loss), net	471	443	—	914

Loss before provision for income taxes	(11,341)	(7,067)	—	(18,408)
Provision for income taxes	309	(309)	—	—

Net loss	$(11,650)	$(6,758)	$—	$(18,408)

Basic and diluted net loss per share	$(0.60)			$(0.95)

Weighted average shares used in computing basic and diluted net loss per share	19,477			19,477

The accompanying notes are an integral part of these consolidated financial statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2002

(In thousands except per share data)

		Pro Forma
	Historical Roxio	Consumer Software Division	Other Adjustments	Pro Forma Ongoing Business
Consumer software revenues	$141,471	$(141,471)	$—	$—

Cost of revenues:
Consumer software	29,154	(29,154)	—	—
Amortization of purchased technologies	1,474	(1,474)	—	—

Total cost of revenues	30,628	(30,628)	—	—

Gross profit	110,843	(110,843)	—	—

Operating expenses:
Research and development	21,637	(21,637)	—	—
Sales and marketing	49,247	(49,247)	—	—
General and administrative	19,327	(3,009)	—	16,318
Amortization of intangible assets	4,672	(4,672)	—	—
Stock-based compensation charges	7,427	(6,712)	—	715
Write-off of acquired in-process research and development	1,110	(1,110)	—	—

Total operating expenses	103,420	(86,387)	—	17,033

Income (loss) from operations	7,423	(24,456)	—	(17,033)
Gain on sale of GoBack product line	—	—	—	—
Other income (loss), net	1,285	(131)	—	1,154

Income (loss) before provision for income taxes	8,708	(24,587)	—	(15,879)
Provision for income taxes	6,482	(6,482)	—	—

Net income (loss)	$2,226	$(18,105)	$—	$(15,879)

Net income (loss) per share:
Basic	$0.13			$(0.92)

Diluted	$0.13			$(0.92)

Weighted average shares used in computing net income (loss) per share:
Basic	17,216			17,216

Diluted	17,518			17,216

The accompanying notes are an integral part of these consolidated financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

Note 1. Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission.

The unaudited pro forma condensed consolidated financial information of Roxio and CSD has been prepared based on the historical consolidated balance sheets of Roxio and CSD as of September 30, 2004 and the historical consolidated statements of operations for Roxio and CSD for the years ended March 31, 2004, 2003 and 2002, and the six months ended September 30, 2004, after giving effect to the adjustments and assumptions described below.

Roxio and CSD employ accounting policies that are in accordance with generally accepted accounting principles in the United States. In management’s opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of Roxio and CSD have been made.

The ongoing activity presented in these pro forma condensed consolidated financial statements represents Roxio’s online music distribution division and corporate assets, liabilities and expenses that will not be divested in the sale of CSD. This pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of the operating results and financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor is it necessarily indicative of the operating results and financial position that may occur in the future.

Note 2. Pro Forma Assumptions

Consumer software division:

The condensed consolidated financial information of CSD has been prepared based on the historical consolidated financial records of Roxio’s consumer software segment as of September 30, 2004 and for the years ended March 31, 2004, 2003 and 2002, and the six months ended September 30, 2004, after giving effect to the following adjustments and assumptions:

(1)	Amounts related to employees who will remain with the ongoing operations of Roxio, but that were historically recorded as a part of the consumer software segment, have not been included in the CSD financial information.

(2)	Certain prepaid expenses and accrued liabilities that were historically recorded as a part of the consumer software segment have not been included in the CSD financial information because they relate to Roxio’s ongoing corporate operations.

(3)	Corporate overhead has not been included in the CSD results of operations for any periods presented.

(4)	Cash, short term investments, debt and the associated investment income, interest income and interest expense that were historically recorded as a part of the consumer software segment have not been included in the CSD financial results because the balances will remain with Roxio.

Allocation of common costs:

Roxio has management service agreements between CSD and subsidiaries included in Roxio’s Online Music Division. Pursuant to these management service agreements, the actual costs incurred by CSD to support the segment are charged to the segment plus a fixed mark up rate. Roxio management believes that the charge represents a reasonable approximation of what it would have cost for the Online Music Division to obtain these services from an outside third party.

The following summarizes the amounts recognized by CSD and charged to ongoing operations of the Online Music Division under these service agreements (in thousands):

	Six Months Ended September 30, 2004	Year Ended March 31,
		2004	2003	2002
Services	$11	$56	$—	$—
Research and development	191	333	—	—
Sales and marketing	122	43	—	—

	$324	$432	$—	$—

Other pro forma adjustments:

The accompanying unaudited pro forma condensed consolidated financial information has been prepared as if the divestiture was completed on September 30, 2004 for balance sheet purposes and as of April 1, 2001 for statement of operations purposes and reflect the following pro forma adjustments:

(a)	To reflect sale consideration of $70 million cash and 653,837 shares of common stock from Sonic Solutions. The actual fair value of the common stock will be determined based on the closing market value of Sonic Solution’s common stock on the day that the transaction closes. However, for the purpose of these pro forma financial statements the common stock was valued at $13.4 million based on the closing market value as of November 4, 2004.

(b)	To record the estimated tax effect of pro forma adjustments considering management’s current expectations of available net operating losses and credits, as well as our effective tax rate, including the estimated tax expense associated with the gain on the disposition.

(c)	To reflect the $2.1 million in estimated direct expenses of the transaction including legal, accounting, printing and other professional fees.

(d)	To reflect the net proceeds and resulting gain on the sale of assets sold to and the liabilities assumed by Sonic.

Total consideration	$83,351
Transaction costs	(2,100)
Income taxes	(5,000)

Net total proceeds	76,251
Net assets acquired by Sonic	(50,653)
Cumulative translation adjustment	(5,549)

Pro forma net gain	$31,147

Note 3. Unaudited Pro Forma Earnings Per Share Data

Basic and diluted pro forma earnings per share were calculated using the weighted average shares outstanding of Roxio for the years ended March 31, 2004, 2003 and 2002, and for the six months ended September 30, 2004. As the pro forma condensed consolidated statements of operations for all periods presented shows a net loss and the effect of potentially dilutive securities would be anti-dilutive, weighted average basic and diluted shares are the same.

Note 4. Litigation

Roxio and its subsidiaries are party to several litigation matters and claims as described in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on November 9, 2004. Pursuant to the Agreement, Sonic will assume liability for all litigation matters related to the CSD. Following the sale of the CSD to Sonic, Roxio’s only litigation matters will be those related to corporate matters or the online music division as described below.

Roxio and Napster, LLC have been notified by a number of companies that the Pressplay and Napster online music distribution services may infringe patents owned by those companies. Roxio is investigating the nature of these claims and the extent to which royalties may be owed by it and by Napster, LLC to these entities. The amount of money, if any, necessary to settle these claims cannot be determined at this time. Roxio can therefore not conclude whether this could, in the future, have a material adverse impact on its business, financial position, cash flow or results of operations.

On October 8, 2004, SightSound Technologies, Inc. filed a lawsuit against Roxio and Napster, LLC in U.S. District Court for the Western District of Pennsylvania, Case No. 04-1549 alleging infringement of certain of its patents by the Napster service. The case is at an early stage and the outcome cannot be predicted with any certainty.

Roxio is a party to other litigation matters and claims that are normal in the course of its operations, and, while the results of such litigation and claims cannot be predicted with certainty, Roxio believes that the final outcome of such matters will not have a material adverse impact on its business, financial position, cash flows or results of operations.